UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

 (Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

 (Address of principal executive offices) (Zip code)

Cleary, Gottieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 441-9800

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2008 through December 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

CONTENTS

Objectives	1
Management	1
Forward-Looking Statements	2
Market Information	2
Highlights	3
Chairman’s Statement	4
Investment Advisers’ Report	5
Top Ten Holdings	8
Investment Portfolio	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Results of the Annual Stockholders’ Meeting	21
Other Information	21
Approval of Investment Advisory Contract	22
Fund Management	23
Dividend Reinvestment and Cash Purchase Plan	26
Directors and Administration	27

OBJECTIVES (unaudited)

JF China Region Fund, Inc. (the &147;Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, A-Shares which are listed in China have become available for acquisition by institutional investors including the Fund. Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT (unaudited)

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio. JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.1 trillion as of December 31, 2008.

The day-to-day management of the Fund’s portfolio is handled by JPMAM’s Greater China investment team based in Hong Kong and led by Howard Wang.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   1

FORWARD-LOOKING STATEMENTS (unaudited)

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively effect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

•	The Wall Street Journal (daily online at www.WSJ.com/Free)

The estimated net asset value is published in

•	The Wall Street Journal under “Closed-End Funds” (every Saturday)

•	www.jfchinaregion.com

2   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

HIGHLIGHTS (unaudited)

	DECEMBER 31, 2008 US$ (Audited)		DECEMBER 31, 2007 US$ (Audited)
Net Assets		$61.3	million	$138.6	million
Net Asset Value Per Share		$9.50		$30.24

Market Data
Share Price on the New York Stock Exchange		$8.77		$25.47
Discount to Net Asset Value		7.6%		15.8%

Total Return for the Year Ended December 31, 2008
Net Asset Value				–51.3%
Share Price				–45.6%

JFC Benchmark Index*				–49.4%
MSCI Hong Kong Index (Total)				–51.2%
MSCI China Index (Total)				–50.8%
MSCI Taiwan Index (Total)				–45.9%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: MSCI Golden Dragon Index (Total). The MSCI Golden Dragon Index (Total) is comprised of 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total).

Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC;
Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index;
Prior to January 1997, Peregrine Greater China Index.

**	Commencement of operations. Source: J.P. Morgan Asset Management

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   3

CHAIRMAN’S STATEMENT
DECEMBER 31, 2008 (unaudited)

Dear Fellow Stockholders,

The year to December 31, 2008, was a difficult one for fund managers and investors alike, as global economic conditions continued to deteriorate. The Greater China economies were by no means immune, as regional markets witnessed substantial negative returns in a year of extreme volatility. After eliminating the dilutive impact of the dividend, the Fund’s net asset value (‘NAV’) declined 51.3% during the year, marginally underperforming the benchmark, the MSCI Golden Dragon Index (total), which fell by 49.4%. The Fund’s share price fell 45.6%, reflecting a narrowing of the discount to NAV from 15.8% to 7.6%.

The majority of the Fund’s underperformance was attributable to the first quarter of the year, where a period of sharp corrections had an adverse impact to our overweight position in China growth companies. The portfolio performed ahead of the benchmark for the remainder of the year, with positive contributions from both allocation1 and selection2 effects. Whilst it is disappointing to report short term underperformance, stockholders should be encouraged to note that, over the longer term (3 years, 5 years and longer periods since inception), the Fund has and continues to outperform its benchmark.

On October 1, 2008, the Board announced the appointment of John Rettberg as an independent Director of the Fund. John is the retired Treasurer of the Northrop Grumman Corporation where he worked for over 33 years. He will serve as class II Director under the Fund’s staggered board system, and his term will expire at the 2010 Annual Meeting of Stockholders. John has already made significant contributions to the Board’s deliberations and I am confident that he will continue to add value.

In addition to the appointment of John Rettberg, and in order to comply with certain New York Stock Exchange requirements relating to classified boards, the Board of Directors has agreed that Simon Crinage, of J.P. Morgan Asset Management will stand for election as an interested Director at the Fund’s Annual Meeting of Stockholders on May 14, 2009. Stockholders should note that Simon will waive his annual fees for services to the Board.

On December 15, 2008, the Fund paid a dividend of $4.695 per share, which constituted payment of the Fund’s 2007 spillback distribution pursuant to Section 855 of the IRS code. The Board determined that this distribution would be paid in the Fund’s common stock, however, stockholders had the option to request that their distribution be paid in cash in lieu of common stock, limited to 30% of the aggregate dollar amount of the total distribution. The resulting stockholder elections exceeded this limit and those requesting cash distributions received 47.8% of their distribution in cash with the balance in the Fund’s common stock. In accordance with the terms of the distribution, the Fund issued 1,862,477 new shares at $8.09 per share, being the stock’s closing price on December 5, 2008. Following the distribution, the total number of shares of the Fund outstanding is 6,447,637.

The full impact of the global economic slowdown is yet to be determined and it is too early to identify any signs of a recovery. Greater China markets are likely to experience continuing high levels of volatility and further corporate casualties cannot be ruled out. That said, China should continue to stand out as a leading growth economy, with high single digit GDP growth expected by the end of 2009. The Investment Adviser continues to seek companies with strong balance sheets, high quality management and good cash flows. Such companies should be better positioned to weather the current storm and offer long term growth potential. The Board fully supports this approach and remains confident in the longer term prospects for the Greater China markets.

Respectfully submitted

The Rt. Hon. The Earl of Cromer
Chairman

February 27, 2009

[1]	Allocating assets differently from those in the benchmark, via the portfolio’s weighting in different countries, sectors or asset types.

[2]	Investment in stocks to a greater or lesser extent than their weighting in the benchmark.

For more information refer to the website www.jfchinaregion.com

4   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

INVESTMENT ADVISERS’ REPORT (unaudited)

In the 12 months ended December 31, 2008, the Fund produced a total net asset value (‘NAV’) return of –51.3% against a benchmark return of –49.4%. This NAV return eliminates the impact of the dividend and dilutive effect of the new shares issued as part of the distribution. The largest contributors to return for the year were allocation to cash and stock selection within Chinese equities. Hong Kong and Taiwan stock selection detracted from performance as well as the allocation to Taiwanese equities.

China

Market Performance

Chinese equities generally performed poorly over the year, especially in the first and third quarter of 2008. The first quarter witnessed an early sell-off, when plans to allow domestic Chinese retail investors to invest directly into Hong Kong stocks, the so-called “through train” arrangements, were delayed by the mainland government. Sentiment in subsequent quarters became driven by profit-taking and lingering concerns over the impact of the US sub-prime crisis on the region, as well as China’s rising inflation and domestic credit tightening.

Equities consolidated in the second quarter with a mild rebound in April and a subsequent sell-off triggered by the devastating earthquake in Sichuan. However, inflation began to abate and the economy showed some signs of cooling off.

Chinese equity markets deteriorated dramatically in the third quarter (the MSCI China Index fell almost 43%) along with other global bourses. Concerns shifted from rising inflation to doubts over the sustainability of Chinese GDP growth running above 10% in the future. Economic data in August showed materially slower growth in China, reflecting the results of the government’s tightening measures adopted over the past year, as well as the Olympics-imposed restrictions.

The MSCI China Index fell 11.7% during the fourth quarter and the domestic A-Share market collapsed, with the CSI 300 down 19%. Economic data in November continued to point towards a slowing growth scenario. Beijing announced a massive fiscal stimulus package (RMB 4 trillion) to support growth, with a focus on infrastructure, social welfare and rural reform as well as credit easing. The government has clearly affirmed that it is now focusing on “proactive fiscal policy and easing monetary policy” to revive economic growth and domestic confidence.

Market Outlook

Economic conditions remain challenging globally given the combination of tight credit, financial system de-leveraging, and slowing growth. China equity markets will be operating against these global headwinds, and as a result, absolute share price performance will likely be more linked to world financial markets than domestic economies or corporate earnings. We continue to expect slowing Chinese inflation as food prices moderate, which should underpin the relative case for Chinese equities in 2009. In addition, our expectation remains that future policy action could come from the mainland government in an attempt to offset inevitability of slowing export growth. China continues to have more fiscal and monetary policy flexibility at its disposal than almost any other country in the world.

Hong Kong

Market Performance

The traditional Chinese New Year rally in February 2008 proved to be short-lived and risk aversion prevailed. Investors were briefly comforted by a positive and expansionary budget on the back of a HK$116 billion fiscal surplus for the year 2007–2008. Inflationary worries in China dampened investor sentiment but the local property market remained robust.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   5

INVESTMENT ADVISERS’ REPORT (unaudited) (continued)

Volatility was high into the second quarter, and like China, Hong Kong also experienced a moderate rebound in April. Hong Kong’s economic growth appeared to remain resilient despite the slowing US economy and the cooling-off of China’s growth. Property launches were still receiving strong take-ups, but stocks began to see heavy sell-off as investors took a more cautious view of global growth and the expanding credit crisis.

Over the third quarter, property market activity in Hong Kong turned negative in the face of weak investor sentiment. With difficulty of replenishing land banks at favorable prices, the major developers slowed down their property releases to wait for better times. The moderation in Hong Kong’s economic performance was also a cause of concern, resulting in the Hang Seng Index dropping 18.5% in the 3 months ended September 30, 2008.

Hong Kong experienced a fairly volatile fourth quarter, with the Hang Seng Index falling by 20%. Hong Kong shares underperformed the China names due to their greater sensitivity to external conditions. However, property stocks did outperform as a result of attractive valuations, temporary physical pricing stability and rising transaction volumes.

Market Outlook

Hong Kong may see another downturn given its economic reliance on financial services and global trade, and property prices are likely to weaken further. However, household and corporate balance sheets are strong with high levels of savings and corporate cash. We have yet to see any positive catalysts for real estate prices. Economic growth is slowing rapidly and trade figures are likely to be sluggish as the recent negative developments in the job market become more worrisome. Domestic demand in Hong Kong is also likely to weaken further.

Taiwan

Market Performance

Markets rallied from February 2008 after the Kuomintang party won the legislative elections and their candidate Ma Ying-Jeou secured the presidential election by a landslide vote against the Democratic Progressive Party. The new Government had big plans to reform cross-strait relations, which investors believed would have a positive effect on the domestic Taiwanese economy.

From mid May, the stock market fell sharply as oil prices broke new highs and investors worried about the economy entering ‘stagflation.’ The new government cut energy subsidies which caused inflation to spike and investors realised that improving cross-straights ties with China would take years, rather than months, to impact the broader economy.

In the third quarter, the Taiwan market continued to weaken, despite the government’s decision to cut the discount rate and tighten the rules for shorting stocks. The Taiwan technology sector performed better than expected, mainly because the earnings downgrades were already reflected in equity prices and companies continued to payout high proportions of their cash as dividends.

The Taiwan market plunged 21% in the fourth quarter, as measured by the Taiwan Stock Exchange. Taiwan announced poor third quarter GDP growth data and most other economic indicators — especially export numbers — broke record lows. The government announced plans to support domestic demand by giving out shopping vouchers to individuals, worth around 2% of GDP, to support private consumption.

6   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

Market Outlook

The credit tightening cycle worldwide will hurt companies with high gearing and those that require additional capital. In the handset and desktop PCs sectors, growth will certainly decelerate. However, certain new product introductions, such as “netbook”, a low-price notebook optimized for few specific tasks, especially internet access, should see strong demand because of its attractive price points. Analysts have aggressively cut forecasts for 2009 already but we still expect to see poor export growth numbers as there is no sign of a pick up in technology, although inventory levels are low. Expectations for the market in the first half of 2009 are extremely low, as result of the deep market fall over the last 18 months and we may see a liquidity-driven rally. We continue to focus on companies with better earnings quality and strong balance sheets.

February 27, 2009

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   7

TOP TEN HOLDINGS
AT DECEMBER 31, 2008 (unaudited)

% OF NET ASSETS
China Mobile, Ltd. China Mobile, Limited through its subsidiaries, provides cellular telecommunications services in the People’s Republic of China and Hong Kong SAR.	9.3

China Life Insurance Co., Ltd. ‘H’ China Life Insurance Company, Limited offers a wide range of life, accident and health insurance products and services.	5.4

Industrial & Commercial Bank of China ‘H’ Industrial and Commercial Bank of China, Limited provides a broad range of personal and corporate commercial banking services all over China. The Bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.	5.0

Taiwan Semiconductor Manufacturing Co., Ltd. (’TSMC’) TSMC manufactures and markets integrated circuits. The company provides the following services; wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.	4.6

CNOOC, Ltd. CNOOC, Limited, through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.	4.4

China Construction Bank Corp. ‘H’ China Construction Bank Corporation provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.	4.1

China Petroleum & Chemical Corp. ‘H’ China Petroleum and Chemical Corporation (’Sinopec’) explores for and produces crude oil and natural gas in China. The Company also owns refineries that make petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins, and chemical fertilizers. In addition, Sinopec trades petrochemical products.	3.6

Chunghwa Telecom Co., Ltd. Chunghwa Telecom Co., Limited provides local, domestic, and international long distance services. The Company also offers wireless telecommunication, paging, and Internet services.	3.5

Cheung Kong Holdings, Ltd. Cheung Kong Holdings, Limited, through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels and invests in securities.	3.3

HON HAI Precision Industry Co., Ltd. Hon Hai Precision Industry Co., Limited manufactures and markets personal computer (’PC’) connectors and cable assemblies used in desktop PCs and PC servers.	2.6

8   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

INVESTMENT PORTFOLIO
AT DECEMBER 31, 2008

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — (unless otherwise noted)
CHINA (31.7%)
Commercial Banks (11.0%)
China Construction Bank Corp. ‘H’	4,568,000	2,504,968
China Merchants Bank Co., Ltd. ‘H’ (a)	601,500	1,114,492
Industrial & Commercial Bank of China ‘H’	5,872,000	3,091,244
		6,710,704
Construction & Engineering (1.9%)
China Railway Construction Corp. ‘H’ (a)	791,500	1,178,539
Construction Materials (0.7%)
Asia Cement China Holdings Corp. (a)	829,000	417,163
Diversified Consumer Services (0.4%)
New Oriental Education & Technology Group, ADR (a)	4,370	239,957
Diversified Telecommunication Services (0.9%)
China Telecom Corp., Ltd. ‘H’	1,446,000	539,204
Insurance (5.4%)
China Life Insurance Co., Ltd. ‘H’	1,095,000	3,327,301
Internet Software & Services (1.7%)
Tencent Holdings, Ltd.	162,400	1,047,715
Metals & Mining (0.6%)
Aluminum Corp of China, Ltd. ‘H’	730,000	384,300
Multiline Retail (1.0%)
Parkson Retail Group, Ltd.	526,500	597,817
Oil, Gas & Consumable Fuels (5.5%)
China Petroleum & Chemical Corp. ‘H’	3,670,000	2,220,885
China Shenhua Energy Co., Ltd. ‘H’	558,000	1,180,769
		3,401,654
Real Estate Management & Development (2.6%)
China Vanke Co., Ltd. ‘B’	2,072,300	1,598,972
TOTAL CHINA		19,443,326
HONG KONG (39.9%)
Commercial Banks (2.8%)
BOC Hong Kong Holdings, Ltd.	516,000	584,563
Hang Seng Bank, Ltd.	88,500	1,161,318
		1,745,881
Distributors (0.3%)
Li & Fung, Ltd.	126,000	215,902
Diversified Financial Services (1.4%)
Hong Kong Exchanges and Clearing, Ltd.	89,600	850,889
Electric Utilities (4.6%)
Cheung Kong Infrastructure Holdings, Ltd.	415,000	1,560,895
CLP Holdings, Ltd.	188,000	1,275,941
		2,836,836
Independent Power Producers & Energy Traders (1.0%)
China Resources Power Holdings Co.	310,000	595,985
Industrial Conglomerates (3.6%)
Beijing Enterprises Holdings, Ltd.	215,000	876,622
Hutchison Whampoa, Ltd.	226,000	1,132,887
Jardine Matheson Holdings, Ltd.	10,000	185,000
		2,194,509
Leisure Equipment & Products (1.1%)
Li Ning Co., Ltd.	415,000	647,919
Oil, Gas & Consumable Fuels (4.4%)
CNOOC, Ltd.	2,878,000	2,688,540
Real Estate Management & Development (9.6%)
Cheung Kong Holdings, Ltd.	214,000	2,023,974
Hang Lung Properties, Ltd.	355,000	771,361
New World Development, Ltd.	824,000	835,674
Sun Hung Kai Properties, Ltd.	172,000	1,433,666
Wharf Holdings, Ltd.	295,000	808,850
		5,873,525
Wireless Telecommunication Services (11.1%)
China Mobile, Ltd.	569,500	5,716,897
China Unicom Hong Kong, Ltd.	897,458	1,076,922
		6,793,819
TOTAL HONG KONG		24,443,805
TAIWAN (25.4%)
Chemicals (0.7%)
Formosa Plastics Corp.	300,000	398,562

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   9

INVESTMENT PORTFOLIO
AT DECEMBER 31, 2008 (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Commercial Banks (3.1%)
Chinatrust Financial Holding Co., Ltd.	2,393,618	1,013,812
First Financial Holding Co., Ltd.	1,671,364	878,513
		1,892,325
Computers & Peripherals (3.4%)
Acer, Inc.	710,080	921,732
HTC Corp.	117,900	1,174,761
		2,096,493
Diversified Financial Services (2.5%)
Fubon Financial Holding Co., Ltd.	2,120,000	1,543,909
Diversified Telecommunication Services (3.5%)
Chunghwa Telecom Co., Ltd.	1,330,880	2,169,605
Electronic Equipment, Instruments & Components (3.5%)
AU Optronics Corp.	658,547	495,646
HON HAI Precision Industry Co., Ltd.	818,101	1,600,405
		2,096,051
Industrial Conglomerates (1.1%)
Far Eastern Textile Co., Ltd.	1,050,000	671,887
Machinery (0.3%)
Shin Zu Shing Co., Ltd.	72,154	180,286
Semiconductors & Semiconductor Equipment (7.3%)
MediaTek, Inc.	117,420	788,930
Powertech Technology, Inc.	219,300	364,854
Siliconware Precision Industries Co.	562,000	479,493
Taiwan Semiconductor Manufacturing Co., Ltd.	2,102,699	2,844,775
		4,478,052
TOTAL TAIWAN		15,527,170
TOTAL INVESTMENTS (97.0% of Net Assets) (Cost $83,377,743)		59,414,301
Assets in excess of liabilities (3.0% of Net Assets)		1,842,250
NET ASSETS (100.0%)		61,256,551
As of December 31, 2008, aggregate cost for Federal income tax purposes was $88,015,926. The aggregate unrealized loss for all securities is as follows
Excess of market value over cost		629,647
Excess of cost over market value		(29,231,272)
Net unrealized loss		(28,601,625)

NOTES TO INVESTMENT PORTFOLIO:

ADR	American Depositary Receipt

(a)	Non-income producing security.

B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.

H	Chinese security traded on Hong Kong Stock Exchange.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2008

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $83,377,743)	59,414,301
Cash (including foreign currencies with a cost of $660,640 and value of $660,482)	1,986,353
Receivable for securities sold	3,963
Dividends receivable	70,422
Prepaid expenses	81,423
Total Assets	61,556,462

LIABILITIES:
Payables
Payable for securities purchased	173,513
Accrued liabilities
Investment advisory fees	61,968
Other	64,430
Total Liabilities	299,911
Net Assets	61,256,551
Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	393,745
Accumulated realized loss on investments and foreign currency transactions	(14,232,233)
Accumulated net unrealized depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	(23,963,582)
Net Assets	61,256,551
Net Asset Value Per Share ($61,217,019 ÷ 6,447,637)	9.50

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $320,251)	2,766,292
Interest income from non-affiliates	15,374
Interest income from affiliates	16,622
Total Investment Income	2,798,288

EXPENSES:
Investment advisory fees	964,218
Directors’ fees and expenses	217,529
Custodian and accounting fees	195,627
Administration fees	87,499
Insurance fees	52,091
Interest expense to affiliate	134
Shareholder service fees	25,181
Shareholder report fees	42,663
Audit fees	102,297
Legal fees	120,597
NYSE listing fee	25,021
Other expenses	16,880
Total Expenses	1,849,737
Net Investment Income	948,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates	(11,958,990)
Foreign currency transactions	72,675
Net realized loss	(11,886,315)
Net change in unrealized appreciation/depreciation
Investments in non-affiliates	(57,362,133)
Investments in affiliates	(2,615,459)
Foreign currency translations	(727)
Change in net unrealized appreciation/depreciation	(59,978,319)
Net realized and unrealized loss on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(71,864,634)
Net decrease in net assets resulting from operations	(70,916,083)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Year Ended December 31, 2008 (in US$)	Year Ended December 31, 2007 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	948,551	502,668
Net realized (loss) gain on investment transactions	(11,886,315)	47,940,664
Net change in unrealized appreciation/depreciation on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(59,978,319)	9,536,774
Net (decrease) increase in net assets resulting from operations	(70,916,083)	57,980,106

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(28,887)	(5,730,716)
Net realized gains	(21,498,439)	(18,240,775)
Total distributions to shareholders	(21,527,326)	(23,971,491)
Total (decrease) increase in net assets	(92,443,409)	34,008,615

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Dividends and distributions reinvested	15,067,439	—
Change in net assets from capital transactions	15,067,439	—

NET ASSETS:
Beginning of period	138,632,521	104,623,906
End of period (including undistributed (distributions in excess of) net investment income of $393,745 and $(2,732,224), respectively)	61,256,551	138,632,521

SHARE TRANSACTIONS
Opening number of shares	4,585,160	4,585,160
Reinvested	1,862,477	—
Closing number of shares	6,447,637	4,585,160

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Year Ended December 31, 2008 (in US$)	Year Ended December 31, 2007 (in US$)	Year Ended December 31, 2006 (in US$)	Year Ended December 31, 2005 (in US$)	Year Ended December 31, 2004 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	30.24	22.82	16.04	14.06	13.93
Net investment income	0.32	0.11	0.07	0.13	0.04
Net realized and unrealized gain (loss)	(16.36)	12.54	6.80	1.91	0.09
Total from investment operations	(16.04)	12.65	6.87	2.04	0.13
Distributions from net investment income	(0.01)	(1.25)	(0.09)	(0.06)	—
Distributions from net realized gains	(4.69)	(3.98)	—	—	—
Total distributions	(4.70)	(5.23)	(0.09)	(0.06)	—
Net asset value, end of period	9.50	30.24	22.82	16.04	14.06
Market value, end of period	8.77	25.47	22.80	13.71	12.80
Total Investment Return
Per share market value *	(45.6%)	35.0%	67.1%	7.6%	(29.2%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	61,256,551	138,632,521	104,623,906	73,558,649	64,487,971
Ratios of total expenses to average net assets	1.92%	1.54%	1.95%	2.08%	2.22%
Ratios of net investment income to average net assets	0.98%	0.39%	0.36%	0.90%	0.31%
Portfolio turnover rate	114.8%	118.8%	192.4%	121.8%	168.6%
Number of shares outstanding at end of period (in thousands)	6,448	4,585	4,585	4,585	4,585

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or, if specified, in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
AT DECEMBER 31, 2008

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i)  Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the exchange rate in effect on the valuation date. Investments in open end mutual funds are valued at current day’s closing net asset value per share.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   15

NOTES TO FINANCIAL STATEMENTS
AT DECEMBER 31, 2008 (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$59,414,301	$ —
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$59,414,301	$ —

*	Other financial instruments include futures, forwards and swap contracts.

ii)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii)  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

iv)  Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v)  Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi)  Transactions with Affiliates — The Fund is permitted to invest in other funds advised by JF International Management Inc. or its affiliates pursuant to Rule 12d 1-2 under the Investment Company Act of 1940 and the rules thereunder.

16   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

An affiliated issuer may be considered one which is under common control with a Fund. For the purposes of the report, the Fund assumes the following to be an affiliated issuer:

Affiliate	Value at December 31, 2007	Sales Proceeds	Realized Gain/(Loss)	Shares at December 31, 2008	Value at December 31, 2008
JF China Pioneer A-Share Fund	$4,631,588	$4,002,511	$1,986,383	—	$—

vii)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

3. Investment Transactions

The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund’s Prospectus.

During the year ended December 31, 2008, the Fund made purchases of $113,083,706 and sales of $118,955,748 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i)   JF International Management Inc. (the Investment ‘Adviser’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Adviser or its affiliates charges a management fee are excluded from the calculation.

ii)   During the year ended December 31, 2008, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii)  Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Investor Services, Co. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Fund. The Fund pays an annual administration fee of $87,500 in respect of tax, compliance, financial reporting and regulatory services.

JPMorgan Chase Bank N.A. (‘JPMCB’), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee computed daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $25,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv)  Directors — With effect from April 1, 2008, the Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof, an annual fee of $22,000, the Audit Committee Chairman $26,000 and the Chairman $32,000 plus a $3,000 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   17

NOTES TO FINANCIAL STATEMENTS
AT DECEMBER 31, 2008 (continued)

Prior to April 1, 2008, the Fund paid each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof an annual fee of $21,000 and the Chairman $30,000 plus $2,000 attendance fee for each Board meeting, $1,500 for each Management Engagement Committee meeting and $1,750 for each Audit Committee meeting attended.

5. Capital Share Transactions

On September 3, 2008, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i)  Share Repurchase Program — The Fund was authorized to repurchase up to 458,516 shares (10% of its then issued and outstanding shares) in the open market through September 10, 2009. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the year ended December 31, 2008 and the year ended December 31, 2007, the Fund did not repurchase any shares under the share repurchase program.

6. Risks and Uncertainties

i)  China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or has a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At December 31, 2008, the Fund had 32.8%, 41.1%, and 26.1% of its total investments invested in China, Hong Kong, and Taiwan, respectively.

ii)  Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii)  Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through

18   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The tax character of distributions paid for the year ended December 31, 2008 was $6,655,440 from ordinary income and $14,871,886 from realized capital gains. Distributions deemed to be from PFICs are reflected in dividends from net investment income.

The tax character of distributions paid for the year ended December 31, 2007 was $12,988,245 from ordinary income and $10,983,246 from realized capital gains.

At December 31, 2008, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax Basis Ordinary Income	$398,971
Tax Basis Capital Loss Carryover	(2,664,784)
Tax Unrealized Depreciation on Investments and Foreign Currencies	(28,601,766)
Other Cumulative Temporary Differences	(6,934,491)
Net Assets (Excluding Paid-In Capital)	$(37,802,070)

The cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 1, 2009 post-October capital losses of $6,929,267 and post-October currency losses of $5,224.

During the year ended December 31, 2008, the Fund reclassified $2,206,305 to undistributed net investment income from accumulated realized gains on investments as a result of permanent book and tax differences relating to distribution reclasses and PFIC gains and losses. Net assets were not affected by the reclassifications.

As of December 31, 2008, the Fund had capital loss carryforwards of $2,664,784, expiring in 2016, which are available to offset future realized gains.

8. Recent Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
JF China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

20   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

RESULTS OF THE ANNUAL STOCKHOLDERS’ MEETING

The Fund held its annual stockholders’ meeting on May 8, 2008. At this meeting, stockholders re-elected the following nominee to the Fund’s Board of Directors.

I) Election of Directors

Nominee	Votes For	Votes Withheld	Non-Voting Shares	Total Voting Shares
Julian M.I. Reid	3,457,372	145,271	937,780	4,585,160

OTHER INFORMATION

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Letter (Unaudited)

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. 0.02% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008. For the fiscal year ended December 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $301,627 of ordinary income distributions was treated as qualified dividends. The Fund hereby designates $14,871,886 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008. For the fiscal year ended December 31, 2008, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are $3,099,170 and $320,251, respectively.

Proxy Voting Policies and Procedures and
Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3477; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2008.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of October 7, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   21

APPROVAL OF INVESTMENT ADVISORY CONTRACT

On November 24, 2008, the Fund’s Board of Directors (the “Board”) considered and approved the renewal of the Investment Advisory Contract (the “Agreement”) between the Fund and JFIMI for an additional term of twelve months. At this meeting, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the “Committee”) that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

•	The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other non-U.S. funds managed by JFIMI.

•	The Committee and the Board were satisfied with the nature, quality and extent of services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets, the background and experience of JFIMI’s senior management, including the firm’s new head of the Greater China team. The Committee and the Board also received information regarding JFIMI’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and JFIMI.

•	The Fund’s performance, particularly in the one-year period, was improving as compared to the Fund’s peer group and the Fund’s benchmark, the MSCI Golden Dragon Index. (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) The Board and Committee concluded that, during the most recent fiscal year, JFIMI had made improvements with respect to the investment processes used in managing the Fund.

•	The Fund’s expense ratio remained at an acceptable level, and that JFIMI had been successful in negotiating reductions of certain of the Fund’s operating expenses.

•	Any potential economies of scale were being shared between the Fund and JFIMI in an appropriate manner.

•	In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to affect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

22   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

FUND MANAGEMENT
(Unaudited)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors
The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2009; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chief Executive Officer of Cromer Associates Limited (family business). Director of Schroder Asia Pacific Fund Limited (financial), London Asia Capital plc (financial), Pedder Street Asia Absolute Return Fund Limited (financial); Chairman of Japan High Yield Property Fund Limited (financial), China IPO Group Limited (financial) and Western Provident Association (insurance).	1	See Principal Occupation.
Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2010; Director since 1994.	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels), Octopus Cards Limited (financial services) and China Central Properties Limited (property).	1	See Principal Occupation.
Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2011; Director since 1998.	Chief Executive Officer of 3a Asset Management Limited (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	Director and Chairman of The Korea Fund, Inc.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   23

FUND MANAGEMENT
(Unaudited) (continued)

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors (continued)
John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2010; Director since 2008	Director of Enalasys (energy); Director of VLPS (lighting)	1	See Principle Occupation

*	The Fund is the only fund in the Fund Complex.

24   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors
Simon J. Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom President	Since 2003**	President of the Fund; Managing Director, J.P. Morgan Asset Management.
Michael J. James (May 11, 1967) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Treasurer	Since 2006**	Treasurer of the Fund; Vice President, J.P. Morgan Asset Management.
Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.
Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong	Since 2004**	Chief Compliance Officer of the Fund; Vice President, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   25

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A. P. O. Box 43010 Providence, RI 02940-3010 USA Telephone No.: 800-426-5523 (toll-free) www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

26   JF CHINA REGION FUND, INC.        DECEMBER 31, 2008

DIRECTORS AND ADMINISTRATION
(Unaudited)

Officers and Directors	The Rt. Hon. The Earl of Cromer —
Director and Chairman of the Board
Alexander R. Hamilton — Director
Julian M. I. Reid — Director
John R. Rettberg — Director
Simon J. Crinage — President
Michael J. James — Treasurer
Christopher D. Legg — Secretary*
Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands
Administrator	J.P. Morgan Investor Services, Co. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.
Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.
Legal Counsel	Cleary Gottlieb Steen & Hamilton LLP New York: 1 Liberty Plaza New York, New York 10006 U.S.A.
Hong Kong: Bank of China Tower 1 Garden Road Hong Kong
Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

*	Christopher D. Legg replaced Philip Jones as Fund Secretary effective March 6, 2008.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

DECEMBER 31, 2008        JF CHINA REGION FUND, INC.   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.

ITEM 2. CODE OF ETHICS.

(a)  The JF China Region Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(c)    There have been no amendments to the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(d)  There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(f)  A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)   (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

       (2) The name of the audit committee financial expert is John R.Rettberg. Mr. Rettberg has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees

     For the fiscal year ended December 31, 2008, PricewaterhouseCoopers, LLP (“PwC”), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$55,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

     For the fiscal years ended December 31, 2007, PwC billed the Fund aggregate fees of US$53,885 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b) Audit-Related Fees

     For the fiscal year ended December 31, 2008, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

     For the fiscal year ended December 31, 2007, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

 (c) Tax Fees

     For the fiscal year ended December 31, 2008, PwC billed the Fund aggregate fees of US$5,740 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

     For the fiscal year ended December 31, 2007, PwC billed the Fund aggregate fees of US$5,600 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d) All Other Fees

     For the fiscal years ended December 31, 2008, PwC billed the Fund aggregate fees of $9,408 in connection with non-recurring tax advice provided in connection with the 2007 spillback dividend and the 2008 excise tax dividend.  For the fiscal year ended December 31, 2007, PwC did not bill the Fund any other fees.

(e) The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Adviser and any service providers controlling, controlled by or under common control with the Fund’s Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.  All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were pre-approved by the Audit Committee.

     For the fiscal years ended December 31, 2008 and December 31, 2007, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(f) Not applicable to the Fund.

(g) For the fiscal year ended December 31, 2008, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Fund were $24.7 million.

For the fiscal year ended December 31, 2007, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Fund were $19.9 million.

(h) The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund's audit committee are: The Rt. Hon. The Earl of Cromer, Alexander R. Hamilton, John R. Rettberg and Julian M.I. Reid.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and JPMorgan Asset Management (“JPMAM”) (formerly JF Asset Management), parent company of the Fund’s adviser, JF International Management Inc. (the “Adviser”).

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The day-to-day management of the Fund's portfolio is handled by the Greater China investment team of JPMAM. The Greater China Investment Team is based in Hong Kong. The head of this team is Howard Wang and Emerson Yip and Kevin Chan are portfolio managers.

Mr. Wang joined JPMAM in Hong Kong in July 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Mr. Yip joined JPMAM in Hong Kong in May 2006. Prior to his appointment, Mr.Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility.

Mr. Chan joined JPMAM in Hong Kong in May 2007. Prior to his appointment, Mr. Chan worked at Morgan Stanley for five years where he was an executive director in the institutional equities division.

The chart below shows the number, type and market value as of December 31, 2008 of the accounts other than the Fund that are managed by each of the Fund’s portfolio managers.  The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund ("Other Accounts").  Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

(a) (2)

Howard Wang
(a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	6m	8	1,147m	Nil	Nil

(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	20m	Nil	Nil

Emerson Yip
(a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
2	40m	3	764m	3	277m

(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Kevin Chan
(a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	6m	4	203m	Nil	Nil

(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	20m	Nil	Nil

(a)(4) Ownership of Securities
Portfolio Manager	None	$1-$10,000	$10,000-$50,000
Howard Wang	x
Emerson Yip	x
Kevin Chan	x

Responsibility  for  managing  the  client  portfolios  of the  Adviser  and the Adviser's  participating  affiliates  is organized  according to the mandates of each account.  The Fund's portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund.  The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest.  For Howard Wang,  these  similar  portfolios  include one  registered  investment  company  and seven of the eight other  pooled  investment  vehicles  as described under  ITEM 8 (a)(2)(ii)  above that invest in the Greater China/China/Asia markets and only take long positions in securities. On the other hand, the other pooled  investment  vehicle  described  under ITEM 8 (a)(2)(iii)  also  invests in the Greater  China  markets but may take long and short  positions in  securities as part of its investment  strategy.  When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall.

For Emerson Yip, the similar portfolios  include  two registered   investment  companies,  three  other  pooled investment  vehicles as described under ITEM 8 (a)(2)(ii) above that invest in Greater China/Hong  Kong markets and only take long  positions in  securities,  and three other  accounts  as  described  under ITEM 8 (a)(2)(ii)  above that invest in Hong Kong/China markets.

For Kevin Chan, these  similar  portfolios  include one  registered  investment  company  and three of the four other  pooled  investment  vehicles  as described under  ITEM 8 (a)(2)(ii)  above that invest in the Greater China/Hong Kong markets and only take long positions in securities. On the other hand, the other pooled  investment  vehicle  described  under ITEM 8 (a)(2)(iii)  also  invests in the Greater  China  markets but may take long and short  positions in  securities as part of its investment  strategy.  When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall.

The Adviser and the Adviser's participating affiliates receive more compensation with respect to certain  Other  Accounts  than that received with respect to the Fund and receive  compensation  based in part on the  performance  of one of the Other  Accounts  as  described  under  ITEM 8 (a)(2)(iii).  This may create a potential conflict  of  interest  for the  Adviser or the  Fund's  portfolio  managers  by providing an incentive to favor these Other Accounts when, for example,  placing securities  transactions.  The  conflicts  of  interest  may arise with both the aggregation and allocation of securities  transactions and allocation of limited investment opportunities.  Allocations of aggregated trades,  particularly trade orders  that were only  partially  completed  due to limited  availability,  and allocation  of  investment  opportunities  generally,  could  raise a  potential conflict  of  interest,  as the  Adviser or the  portfolio  manager  may have an incentive  to  allocate  securities  that are  expected  to increase in value to favored  accounts.  Initial public offerings, in particular,  are frequently of very limited  availability.  The  portfolio  manager may be perceived as causing accounts he manages to  participate  in an offering  to increase  the  Adviser's overall  allocation  of  securities in that  offering.  A potential  conflict of interest also may be perceived to arise if  transactions  in one account closely follow  related  transactions  in a different  account,  such as when a purchase increases the value of securities  previously  purchased by another account,  or when a sale in one account  lowers the sale price received in a sale by a second account.

The Adviser has  policies  and  procedures  designed to manage  these  conflicts described above such as allocation of investment  opportunities  to achieve fair and  equitable  allocation of  investment  opportunities  among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average  price basis. Partially  completed orders generally will be allocated among the  participating accounts  on  a  pro-rata  average  price  basis,  subject  to  certain  limited exceptions.  For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation.  Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic  allocation  to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments  and a disciplined  process for  allocating  securities with similar  duration,  credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Manager Compensation

The Fund's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives.  The total  compensation  program includes a base salary fixed from year to year and a variable  performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred  compensation.  These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended  performance of the portfolios  that he manages.  Individual contribution relative to client goals carries the highest impact.  The compensation is primarily driven by meeting or exceeding clients'  risk  and  return  objectives,   relative   performance  to

competitors  or  competitive  indices  and  compliance  with firm  policies  and regulatory requirements.  In evaluating the portfolio manager's performance with respect to the mutual funds (including the Fund) he manages,  the funds' pre-tax performance is compared to the appropriate  market peer group and to each fund's benchmark  index listed in the fund's  prospectus  over one, three and five year periods (or such  shorter time as the  portfolio  manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each  portfolio  manager's  total  award.  As the level of  incentive compensation  increases,  the percentage of  compensation  awarded in restricted stock also increases.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The Fund's principal executive and principal financial officers have concluded that the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:

/s/_____________________________

Simon Crinage

President and Principal Executive Officer

March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

Simon Crinage

President and Principal Executive Officer

March 9, 2009

By:

/s/____________________________

Michael J. James

Treasurer and Principal Financial Officer

March 9, 2009